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                                 VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 2, 2006


In the section titled "ABOUT THE SERIES COMPANY'S MANAGEMENT - INVESTMENT SUB-ADVISERS - AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.," the disclosure with respect to Mark Mallon is deleted in its entirety.


DATE:  JANUARY 2, 2007